                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                             ENDED APRIL 30,1998


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)


[LOGO]
Seeking total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities

KEMPER
INTERNATIONAL FUND


                   "... We were primarily invested in Europe
                      throughout the period, focusing on
                   financial services, pharmaceuticals and
                      the corporate service areas. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
INDUSTRY SECTORS
9
LARGEST HOLDINGS
10
PORTFOLIO OF
INVESTMENTS
15
FINANCIAL STATEMENTS
17
NOTES TO
FINANCIAL STATEMENTS
21
FINANCIAL HIGHLIGHTS
23
SHAREHOLDERS' MEETING


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                         15.14%
CLSAS B                                         14.61%
CLASS C                                         14.60%
LIPPER INTERNATIONAL FUNDS CATEGORY AVERAGE*    16.25%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.


--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                    AS OF     AS OF
                                   4/30/98   10/31/97
--------------------------------------------------------------------------------
    KEMPER INTERNATIONAL FUND
    CLASS A                         $13.87     $12.68
--------------------------------------------------------------------------------
    KEMPER INTERNATIONAL FUND
    CLASS B                         $13.69     $12.50
--------------------------------------------------------------------------------
    KEMPER INTERNATIONAL FUND
    CLASS C                         $13.70     $12.51
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND
RANKINGS
--------------------------------------------------------------------------------

 COMPARED TO ALL OTHER FUNDS IN THE LIPPER INTERNATIONAL FUNDS CATEGORY*

                       CLASS A               CLASS B                CLASS C
--------------------------------------------------------------------------------
    1-YEAR       #217 of 466 funds     #255 of 466 funds     #256 of 466 funds
--------------------------------------------------------------------------------
    5-YEAR        #29 of 128 funds            N/A                   N/A
--------------------------------------------------------------------------------
    10-YEAR        #14 of 35 funds            N/A                   N/A
--------------------------------------------------------------------------------
    15-YEAR         #6 of 11 funds            N/A                   N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

DURING THE PERIOD, KEMPER INTERNATIONAL FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                     CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
    INCOME DIVIDEND  $0.0775        --        --
--------------------------------------------------------------------------------
    LONG-TERM
    CAPITAL GAIN     $0.5500   $0.5500   $0.5500
--------------------------------------------------------------------------------

Investment in foreign securities presents special risk considerations including fluctuating currency exchange rates, government regulation and differences in liquidity that may increase the volatility of your investment.


TERMS TO KNOW

YOUR FUNDS' STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY FUNDS STYLE BOX
--------------------------------------------------------------------------------

(STYLE SIZE DIAGRAM)

Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar's Style Box is based on a portfolio date as of April 30, 1998.) The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

EMERGING MARKETS A developing or emerging country in the initial stages of its industrial cycle. Developing or "emerging" markets involve exposure to economic structures and political systems that are generally less diverse, mature and stable than in the United States.

INDEX An unmanaged group of securities that is considered representative of the stock or bond markets. An index does not take into account any fees or expenses related to the individual securities that it tracks. However, for performance comparisons, the index is adjusted to reflect reinvestment of the securities' dividends.

MARKET CAPITALIZATION A measure of the size of a publicly traded company, as determined by multiplying the current price per share by the number of shares outstanding. The market capitalization of a company has bearing on its perceived earnings potential and risk. Small cap companies (less than $1 billion) may present the potential for greater growth than larger, more established companies. On the other hand, the stock of small cap companies may be expected to be more volatile and, therefore, a greater risk to capital.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS BACHELOR OF ARTS AND PH.D. DEGREES IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained lower inflation have continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the market continued to support financial assets. We expect this favorable climate to continue -- in spite of the sensitivity -- at least over the shorter term.

     As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash into mutual funds. As of April 30, 1998, a record $5 trillion in mutual fund assets surpassed total assets of the nation's banks, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry, and the Federal Reserve Bank in Washington.

     Unfortunately, high expectations often combine with high anxiety -- today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.

     While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.

     On April 27, expectations were tested by reports that the Federal Reserve Board ("the Fed") was considering a hike in interest rates. The markets reacted immediately to this news, driving stock prices downward. But at its monetary policy meeting on May 19, the Fed chose to leave interest rates alone. In the coming months, the Fed could raise rates if inflation accelerates or if growth appears to be too rapid compared to the Fed's expectations.

     Our positive outlook for the short term is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.

     Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 14 percent in the first quarter of 1998 and returned more than 13 percent year-to-date through the end of May. Bonds have also rewarded investors in terms of real return, which is total return less the rate of inflation. The high yield and corporate debt fixed-income markets also have performed well.

     U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 4 percent for the first quarter. Our general expectation for the year is that growth in all of 1998 will increase between 2.5 and 3 percent over last year. In other words, the economy will remain strong, but will slow down as the year progresses.

     Consumer spending and corporate fixed investment have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profits have grown between 5 and 10 percent, which appears to be acceptable in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has continued to hit near all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index (CPI), has remained at 1.5 to 2 percent.

     Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $60 billion to $80 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

     Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. The crisis has yet

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

      The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                    NOW (5/31/98)    6 MONTHS AGO      1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)                5.65            5.81            6.49            6.91
PRIME RATE(2)                           8.5             8.5             8.5             8.25
INFLATION RATE(3)*                      1.5             1.89            2.23            2.89
THE U.S. DOLLAR(4)                      6.86           10.26            5.52            9.15
CAPITAL GOODS ORDERS(5)*                9.28           10.28            7.16            3.48
INDUSTRIAL PRODUCTION(5)*               3.85            5.76            4.28            3.79
EMPLOYMENT GROWTH(6)                    2.61            2.8             2.5             2.13

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of April 30, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


to hurt most U.S. businesses and investors. Quite the contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.

     In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe also has been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen. Political unrest in Indonesia, nuclear tests in India and Pakistan and economic turmoil in Russia have been keeping international investors on the edges of their seats.

     Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of the momentous European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.

     As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the end of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!

     Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
June 10, 1998

PERFORMANCE UPDATE

[FERRO PHOTO]

DENNIS FERRO JOINED THE ORGANIZATION IN 1994. HE IS MANAGING DIRECTOR OF INTERNATIONAL EQUITIES AND PORTFOLIO MANAGER OF KEMPER INTERNATIONAL FUND. FERRO HOLDS AN M.B.A. IN FINANCE FROM ST. JOHN'S UNIVERSITY IN NEW YORK AND A BACHELOR'S DEGREE FROM VILLANOVA UNIVERSITY IN PENNSYLVANIA. HE IS A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

DURING THE SIX MONTHS FROM OCTOBER 31, 1997 THROUGH APRIL 30, 1998, AN EXPANDING ECONOMY AND CORPORATE GROWTH IN EUROPE PRESENTED ABUNDANT INVESTMENT OPPORTUNITIES FOR KEMPER INTERNATIONAL FUND, DESPITE THE FALLING ASIAN MARKETS. PORTFOLIO MANAGER DENNIS FERRO DISCUSSES SOME OF THE BEST PERFORMING AREAS FOR GROWTH AND THE OPPORTUNITIES AHEAD FOR INTERNATIONAL INVESTMENTS.

Q     HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDING APRIL 30,
1998?

A     Kemper International Fund returned 15.14 percent (Class A shares unadjusted for any sales charge) for the six-month period ended April 30, 1998, thanks to the remarkable growth in the European market. For the same period, the EAFE Index returned 15.59 percent.

      During the months of January and February, Kemper International Fund underperformed the index because of its underweight position in Japan, which bounced up briefly during those months. As that bounce dropped back down in March and April, the fund gained back and outperformed the index for the three-month period ending in April. The fund's six-month underperformance can be partially attributed to some of the European pharmaceutical holdings where we may have overstayed our welcome. We were also slightly underweighted in telecommunications companies, which were strong performers.

Q     CAN YOU DISCUSS THE GLOBAL ECONOMIC SITUATION OVER THE PAST SIX MONTHS?
WHAT WAS HAPPENING IN EACH OF THE KEY REGIONS: EUROPE, SOUTHEAST ASIA, JAPAN, AND LATIN AMERICA?

A During this period we've had a two-tiered market environment on the global economic stage. On one hand we've had the fast-growing Western economies, which would include the United States and Canada and a good part of Western Europe. These regions have been characterized by low interest rates, low inflation and a strong U.S. dollar. The stronger U.S. dollar has actually benefited both sides of the equation by helping European exporters ship goods outside of the European marketplace and keeping inflation rates down in the United States.

      The other tier of economic activity is in Asia, which has been characterized by dramatically slowing growth, credit concerns and a general reduction in corporate profitably. Southeast Asia faced a very difficult period in late 1997, when there were serious concerns about creditworthiness as sovereign debt ratings were downgraded. An IMF finance package had to be put in place for Korea, which was the area of immediate concern. Japan has announced several different programs to jump-start their economy; but none have been taken well by either the economy or the equity markets. We did not see any meaningful improvement in economic activity in Japan or the rest of Asia during the six-month period. The political challenges in dealing with the crisis remain very large. While a number of Asian markets moved higher earlier this year, reflecting an optimism that things might soon get better, reality has overcome wishful thinking. Those markets that saw

PERFORMANCE UPDATE


jumps have since given back most of those temporary gains.

  Because it is also an emerging region, the Latin American markets have been linked to the Asian markets. However, we don't believe it is an accurate comparison. There has been some threat to certain export industries in Mexico from cheaper product being exported out of Asia due to the decline in those currencies. While the Mexican economy has continued to improve, its equity market has not reflected that improvement.

Q     WHAT INDUSTRIES DID YOU FOCUS ON IN LIGHT OF ECONOMIC CONDITIONS?

A     The fund was primarily invested in Europe throughout the period, focusing on financial services, pharmaceuticals and the corporate service areas. The financial services industry is benefiting from lower interest rates and the demographic theme of increased savings. Our focus on the pharmaceutical sector was consistent with our demographic theme of investing in companies that provide products and services to an aging population.

      Another important theme is European corporate restructuring and the movement toward higher levels of profitability. The corporate services area should be a major beneficiary of this trend. These are companies that provide security services, office-cleaning services, temporary employment services and general outsource capabilities to businesses. We also believe that as European companies restructure and as technology is used to a greater extent, an increased emphasis on office efficiency will create demand for customized software. So, we're looking for firms that can fill this need.

      As far as Asia, the fund was meaningfully underweighted in the region. Going into the period, the fund had only a 1.0 percent position in Hong
Kong, after we sold all other Southeast Asia positions earlier in 1997. In Japan the fund was underweight as of the end of October at about 12.5 percent and we continued to slim that during the period, finishing April at 8.8 percent. We have not added any money into either market.

Q     CAN YOU GIVE EXAMPLES OF SOME STOCKS THAT YOU INVESTED IN UNDER EACH OF
THESE THEMES?

A     Sure. We're quite happy with SAP, a German firm that is one of the largest software companies in Europe. Banco Santander and Bank of Ireland are two of our bank holdings. Rentokil is a UK company that provides a broad cross-section of corporate services. In the pharmaceutical sector we've owned Roche Holdings, Novartis, Glaxo Wellcome and Zeneca, which are all large companies in that industry.

Q     WITH SUCH A WIDE INVESTMENT ARENA, IT MUST BE DIFFICULT TO DECIDE WHICH
COMPANIES AND COUNTRIES TO INVEST IN. CAN YOU EXPLAIN THE INVESTMENT PROCESS YOU USE?

A     Our investment process blends together the disciplines of individual company analysis conducted within a framework of economic expectations. Although we spend most of our time analyzing individual companies, the investment team meets quarterly to review the economic prospects of different countries in different regions of the world. We identify major investment themes and trends in economic growth that will support earnings growth while discerning the risks inherent in various economies.

      We look at four components: the country's economic environment, current market valuations, themes or opportunities within individual markets and areas of specific risk. That helps us identify which markets or regions are the most attractive when both return and risk are considered. We spend 80 percent of our time analyzing individual stocks, including examining their financial statistics, understanding their profit dynamics and visiting company managements to confirm their major business strategies.

Q     DID YOU HEDGE THE FUND AT ALL DURING THE PAST SIX MONTHS?

A     No, not at all. Our hedging policy is to hedge only when we think there is a high level of risk for the base currency of our investors' U.S. dollars. During this period of time, we felt that most currencies would range trade around a central point against the dollar and that there was not an above average amount of risk. That's in fact been the case. If you hedge, you add additional volatility to the portfolio and we didn't think adding the volatility in the range-trading environment made sense.

Q     LOOKING FORWARD, WHAT ARE SOME GLOBAL ECONOMIC TRENDS WE CAN EXPECT, AND
HOW WILL YOU POSITION THE FUND TO CAPITALIZE ON THEM?

A     We believe that growth and corporate profits will surprise on the up side in Europe, creating a positive underpinning for the markets. Europe continues to be a very attractive area over a two- to five-year period. Shorter term, the markets have come a very long way and

PERFORMANCE UPDATE

they may rest a while before they move on to the next higher level.

      We feel we have the fund appropriately positioned for this growth. Reductions were made in the pharmaceutical area while we added to the service area and to some areas of the telephone sector. Exposure to stocks that are sensitive to economic activity was increased because we believe economic activity will be picking up.

      In Southeast Asia we believe patience is required. It will take time before the full financial effects of the most recent disappointing economic activity and poor financial management is fully worked through the system. While the market itself is still unattractive, I do think the current environment of weakened stock prices creates an opportunity to very selectively look for bargains. Those firms with strong finances that may have been beaten down temporarily will be leaders when the region eventually does recover. We expect to go about that selection process very methodically, so we're not looking to meaningfully increase our exposure there at the moment.

      The same thing can be said for Japan, where economic policy, especially on the fiscal side, seems to be hamstrung by cultural background and the dominance of the ministries in managing the financial sector and business in general. So we're looking for companies that are competitive globally and that sell at attractive prices. We'll move slowly back into specific opportunities there. In Latin America, we'd look to continue to invest in companies that have unique valuations and characteristics and very strong balance sheets.

      On an intermediate-term or long-term basis, which any investor should be looking at, I think that international markets and those dominated by exposure to the fast growth in Europe present a very good investment opportunity.

Q     SO THIS IS STILL A GOOD TIME TO BE INVESTED IN INTERNATIONAL FUNDS?

A     Today's world, with its global economy, will create increasing opportunities for companies that have competitive advantages. And not all of those companies are in the United States. Investors should look to invest in funds that give them exposure to the best companies outside the United States as a natural complement to their domestic portfolios. And I do think that growth outside the United States, particularly as Europe expands and Asia also does so later on, has the potential to be as large, if not larger than, that within the United States.

INDUSTRY SECTORS

KEMPER INTERNATIONAL FUND'S COUNTRY EXPOSURE COMPARED TO ITS BENCHMARK INDEX*

Data shows the geographic composition of the EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index), the unmanaged index that is a generally accepted benchmark for major overseas markets, and the corresponding percentage for Kemper International Fund as of April 30, 1998. Differences in the composition help explain the differences in the performance of each. Please note, the fund also invests in other countries not reflected in the EAFE Index.

                                 [BAR GRAPH]

                        KEMPER INTERNATIONAL FUND
                              ON 4/30/98                EAFE INDEX ON 4/30/98
NETHERLANDS                     16.6%                           5.8%

UNITED KINGDOM                  11.5%                          21.7%

SWITZERLAND                      9.9%                           7.8%

JAPAN                            8.8%                          22.0%

FRANCE                           8.8%                           8.8%

ITALY                            8.3%                           4.7%

GERMANY                          4.3%                          10.3%

MEXICO                           2.5%                             0%

AUSTRALIA                        1.7%                           2.5%

HONG KONG                        1.7%                           2.1%

LARGEST HOLDINGS


KEMPER INTERNATIONAL FUND'S TOP 20 HOLDINGS*

Following is a list of the top 20 holdings in the fund as of April 30, 1998 and the percentage of net assets for each holding.


                         HOLDINGS                                   COUNTRY                      PERCENT
-------------------------------------------------------------------------------------------------------
1.          ING GROEP                           Netherlands                                        3.3%
-------------------------------------------------------------------------------------------------------

2.          TELECOM ITALIA MOBILE               Italy                                              2.9%
-------------------------------------------------------------------------------------------------------

3.          ELF AQUITAINE                       France                                             2.9%
-------------------------------------------------------------------------------------------------------

4.          AKZO NOBEL                          Netherlands                                        2.7%
-------------------------------------------------------------------------------------------------------

5.          NESTLE                              Switzerland                                        2.6%
-------------------------------------------------------------------------------------------------------

6.          AXA-UAP                             France                                             2.5%
-------------------------------------------------------------------------------------------------------

7.          UNION BANK OF SWITZERLAND           Switzerland                                        2.4%
-------------------------------------------------------------------------------------------------------

8.          TELECOM ITALIA                      Italy                                              2.1%
-------------------------------------------------------------------------------------------------------

9.          MANNESMANN                          Germany                                            2.0%
-------------------------------------------------------------------------------------------------------

10.         BRITISH PETROLEUM                   United Kingdom                                     2.0%
-------------------------------------------------------------------------------------------------------

11.         VEDIOR                              Netherlands                                        1.9%
-------------------------------------------------------------------------------------------------------

12.         ASSICURAZIONI GENERALI              Italy                                              1.9%
-------------------------------------------------------------------------------------------------------

13.         VIAG                                Germany                                            1.6%
-------------------------------------------------------------------------------------------------------

14.         GETRONICS                           Netherlands                                        1.6%
-------------------------------------------------------------------------------------------------------

15.         PETRO CANADA                        Canada                                             1.6%
-------------------------------------------------------------------------------------------------------

16.         KONINKLIJKE AHOLD                   Netherlands                                        1.5%
-------------------------------------------------------------------------------------------------------

17.         GLAXO WELLCOME                      United Kingdom                                     1.5%
-------------------------------------------------------------------------------------------------------

18.         ISTITUTO MOBILIARE                  Italy                                              1.5%
-------------------------------------------------------------------------------------------------------

19.         BANK OF IRELAND                     Ireland                                            1.5%
-------------------------------------------------------------------------------------------------------

20.         TELECOMMUNICOES BRASILEIRO          Brazil                                             1.4%
-------------------------------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS AT APRIL 30, 1998 (unaudited)

(DOLLARS IN THOUSANDS)


            COMMON STOCKS                                                            NUMBER OF SHARES    VALUE
EUROPE
---------------------------------------------------------------------------------------------------------------
NETHERLANDS--16.6%                       Aalberts Industries, N.V.
                                           CAPITAL GOODS AND COMPONENTS                    240,425      $  6,949
                                         Aegon, N.V.
                                           INSURANCE COMPANY                                42,039         5,451
                                         Akzo Nobel, N.V.
                                           INDUSTRIAL COMPANY                               89,598        18,226
                                         De Boer Unigro, N.V.
                                           FOOD RETAILER                                    37,634         1,844
                                         Getronics, N.V.
                                           INFORMATION AND COMMUNICATION SERVICES          247,000        10,929
                                         Hagemeyer, N.V.
                                           WHOLESALER                                      115,187         5,501
                                         ING Groep, N.V.
                                           BANKING AND INSURANCE                           340,060        22,099
                                         Koninklijke Ahold, N.V.
                                           FOOD RETAILER                                   329,886        10,286
                                         Nedcon Groep
                                           MANUFACTURER OF RACKING SYSTEMS                  67,000         2,580
                                         Royal Dutch Petroleum
                                           PETROLEUM PRODUCER                              123,040         6,790
                                         Unique International, N.V.
                                           TEMPORARY EMPLOYMENT                            291,226         9,268
                                         Vedior, N.V.
                                           TEMPORARY EMPLOYMENT                            431,593        13,115
                                         -----------------------------------------------------------------------
                                                                                                         113,038
----------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--11.5%                    BBA Group, PLC
                                           DIVERSIFIED ENGINEERING COMPANY               1,124,014         9,237
                                         Barclays, PLC
                                           BANKING                                         229,773         6,627
                                      (a)British Bio-Technology Group
                                           PHARMACEUTICAL COMPANY                        1,397,500         1,402
                                         British Petroleum
                                           PETROLEUM PRODUCER                              840,276        13,270
                                         Compass Group, PLC
                                           CONTRACT CATERING                               390,000         6,742
                                         Glaxo Wellcome, PLC
                                           PHARMACEUTICAL COMPANY                          362,283        10,237
                                         Marks & Spencer, PLC
                                           CONSUMER GOODS AND FOODS RETAILER               342,105         3,252
                                         Norwich Union
                                           FINANCIAL SERVICES                              570,000         4,258
                                         Rentokil Group, PLC
                                           SERVICES COMPANY                              1,440,000         9,277
                                         Royal Bank of Scotland Group, PLC
                                           BANKING                                         560,000         8,642
                                         Zeneca Group, PLC
                                           PHARMACEUTICAL COMPANY                          117,094         5,043
                                         -----------------------------------------------------------------------
                                                                                                          77,987

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF SHARES    VALUE
----------------------------------------------------------------------------------------------------------------
SWITZERLAND--9.9%                        Adecco, S.A.
                                           TEMPORARY EMPLOYMENT                             17,000      $  7,424
                                         Alusuisee-Lonza Holding
                                           ALUMINUM, CHEMICALS, AND PACKAGING
                                           MANUFACTURER                                      5,320         6,810
                                         Ciba Specialty Chemicals
                                           CHEMICAL PRODUCER                                56,593         6,848
                                         Nestle, S.A.
                                           FOOD PRODUCER                                     8,950        17,364
                                         Novartis
                                           PHARMACEUTICAL COMPANY                            5,035         8,325
                                         Roche Holdings, A.G.
                                           PHARMACEUTICAL COMPANY                              405         4,106
                                         Union Bank of Switzerland
                                           BANKING                                          51,110        16,407
                                         -----------------------------------------------------------------------
                                                                                                          67,284
FRANCE--8.8%                             AXA-UAP
                                           INSURANCE COMPANY                               147,403        17,293
                                         Banque Nationale de Paris
                                           BANKING                                          89,360         7,529
                                         Carrefour, S.A.
                                           FOOD RETAILER                                     6,105         3,495
                                         Elf Aquitaine
                                           OIL AND GAS PRODUCER                            149,000        19,536
                                         Societe Generale
                                           BANKING                                          37,587         7,819
                                         Technip, S.A.
                                           ENGINEERING COMPANY                              29,200         3,707
                                         -----------------------------------------------------------------------
                                                                                                          59,379
----------------------------------------------------------------------------------------------------------------
ITALY--8.3%                              Assicurazioni Generali
                                           INSURANCE COMPANY                               423,425        12,737
                                         Istituto Mobiliare Italiano, S.P.A.
                                           BANKING                                         613,000        10,032
                                         Telecom Italia, SpA
                                           TELECOMMUNICATIONS PROVIDER                   1,872,000        13,998
                                         Telecom Italia Mobile, SpA
                                           MOBILE TELECOMMUNICATIONS PROVIDER            3,480,000        19,836
                                         -----------------------------------------------------------------------
                                                                                                          56,603
----------------------------------------------------------------------------------------------------------------
SPAIN--4.3%                              Banco Bilbao Vizcaya, S.A.
                                           BANKING                                         132,473         6,814
                                         Banco Popular Espanol, S.A.
                                           BANKING                                          31,017         2,544
                                         Banco Santander, S.A.
                                           BANKING                                          90,688         4,790
                                         Bankinter, S.A.
                                           BANKING                                          99,800         6,744
                                         Telefonica de Espana, S.A., with rights
                                           TELECOMMUNICATIONS COMPANY                      200,000         8,503
                                         -----------------------------------------------------------------------
                                                                                                          29,395

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF SHARES    VALUE
----------------------------------------------------------------------------------------------------------------
GERMANY--4.3%                            Mannesmann, A.G.
                                           CAPITAL GOODS PRODUCER                           17,000      $ 13,490
                                         SAP, A.G.
                                           COMPUTER SOFTWARE COMPANY                         9,900         4,689
                                         Viag, A.G.
                                           DIVERSIFIED UTILITY COMPANY                      21,900        11,094
                                         -----------------------------------------------------------------------
                                                                                                          29,273
----------------------------------------------------------------------------------------------------------------
SWEDEN--1.5%                             ABB AB
                                           ENGINEERING COMPANY                             480,000         7,443
                                         Industri-Matematik International Corp.
                                           SERVICE SOFTWARE APPLICATIONS                   120,000         2,670
                                         -----------------------------------------------------------------------
                                                                                                          10,113
----------------------------------------------------------------------------------------------------------------
IRELAND--1.5%                            Bank of Ireland
                                           BANKING                                         492,546        10,003
                                         -----------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
PORTUGAL--.8%                            Electricidade de Portugal, S.A.
                                           ELECTRICITY PROVIDER                            208,000         5,384
                                         -----------------------------------------------------------------------
                                         TOTAL EUROPEAN COUNTRIES--67.5%                                 458,459
----------------------------------------------------------------------------------------------------------------
PACIFIC REGION
----------------------------------------------------------------------------------------------------------------
JAPAN--8.8%                              Bellsystem 24, Inc.
                                           TELEMARKETING FIRM                               27,000         3,752
                                         Canon, Inc.
                                           PRECISION INSTRUMENTS MANUFACTURER              150,000         3,553
                                         Circle K Japan
                                           CONVENIENCE RETAILER                             99,000         4,083
                                         Fuji Photo Film Co., Ltd.
                                           PRECISION INSTRUMENTS MANUFACTURER              216,000         7,700
                                         Honda Motor Co., Ltd.
                                           AUTOMOBILE MANUFACTURER                         159,000         5,776
                                         Murata Manufacturing
                                           ELECTRONICS COMPONENTS MANUFACTURER             142,000         4,170
                                         Noritsu Koki Co., Ltd.
                                           PRECISION INSTRUMENTS MANUFACTURER               82,600         2,469
                                         Ricoh Co., Ltd.
                                           PRECISION INSTRUMENTS MANUFACTURER              559,000         5,800
                                         Sanwa Bank, Ltd., preferred stock
                                           BANKING                                         214,000         4,713
                                         Sony Corp.
                                           ELECTRONICS MANUFACTURER                        112,000         9,333
                                         Toppan Printing Co., Ltd.
                                           PRINTING SERVICES                               236,000         2,810
                                         Toray Industries
                                           TEXTILE MANUFACTURER                          1,015,000         5,470
                                         -----------------------------------------------------------------------
                                                                                                          59,629
----------------------------------------------------------------------------------------------------------------
HONG KONG--1.7%                          CITIC Pacific, Ltd.
                                           CONGLOMERATE                                  1,450,000         4,455
                                         HSBC Holdings, PLC
                                           BANKING                                         245,804         7,013
                                         -----------------------------------------------------------------------
                                                                                                          11,468
                                         -----------------------------------------------------------------------
                                         TOTAL PACIFIC REGION--10.5%                                      71,097

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF SHARES    VALUE
----------------------------------------------------------------------------------------------------------------
COMMONWEALTH COUNTRIES
----------------------------------------------------------------------------------------------------------------
CANADA--7.2%                             BCE, Inc
                                           TELECOMMUNICATIONS COMPANY                      167,000      $  7,113
                                       (a)Boardwalk Equities, Inc.
                                           REAL ESTATE COMPANY                             250,500         3,942
                                         Canadian National Railway
                                           RAILROAD COMPANY                                103,400         6,729
                                         Hudson's Bay Co.
                                           DEPARTMENT STORE RETAILER                       412,400         8,970
                                         Mackenzie Financial Corp.
                                           FINANCIAL SERVICES                              458,600         6,895
                                         Petro-Canada
                                           OIL AND GAS COMPANY                             645,300        10,889
                                       (a)Philip Services Corp.
                                           RECYCLING                                       564,700         4,270
                                         -----------------------------------------------------------------------
                                                                                                          48,808
----------------------------------------------------------------------------------------------------------------
AUSTRALIA--1.7%                          Qantas Airways S.A.
                                           TRANSPORTATION                                3,675,000         5,607
                                         St. George Bank, Ltd.
                                           BANKING                                       1,032,540         6,133
                                         -----------------------------------------------------------------------
                                                                                                          11,740
----------------------------------------------------------------------------------------------------------------
NEW ZEALAND--.5%                         Restaurant Brands New Zealand, Ltd.
                                           RESTAURANTS                                   4,475,000         3,258
                                         -----------------------------------------------------------------------
                                         TOTAL COMMONWEALTH COUNTRIES--9.4%                               63,806
----------------------------------------------------------------------------------------------------------------
LATIN AMERICA
----------------------------------------------------------------------------------------------------------------
MEXICO--2.5%                             Fomento Economico Mexicano, ADR
                                           BEER AND SOFT DRINK MANUFACTURER                722,400         5,459
                                         Grupo Carso, S.A. de C.V., ADR
                                           INDUSTRIAL CONGLOMERATE                       2,647,100         3,783
                                         Industrial Bachoco, S.A.
                                           POULTRY PRODUCER                                161,750         2,275
                                         Kimberly-Clark de Mexico, S.A. de C.V.
                                           PAPER PRODUCTS PRODUCER                       1,075,400         5,166
                                         -----------------------------------------------------------------------
                                                                                                          16,683
----------------------------------------------------------------------------------------------------------------
BRAZIL--2.1%                             Petroleo Brasileiro, S.A.
                                           OIL AND GAS COMPANY                          20,450,000         5,132
                                         Telecommunicoes Brasileiro, S.A.
                                           TELEPHONE COMPANY                                77,200         9,404
                                         -----------------------------------------------------------------------
                                                                                                          14,536
                                         -----------------------------------------------------------------------
                                         TOTAL LATIN AMERICAN COUNTRIES--4.6%                             31,219
                                         -----------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--92.0%
                                         (Cost: $502,205)                                                624,581
                                         -----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

----------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT     VALUE
----------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--5.51% to 5.71%
INSTRUMENTS--5.7%
                                         Due--May 1998
                                         ConAgra                                        $   29,700      $ 29,633
                                         Other                                               9,000         8,979
                                         -----------------------------------------------------------------------
                                         TOTAL MONEY MARKET INSTRUMENTS--5.7%
                                         (Cost: $38,613)                                                  38,612
                                         -----------------------------------------------------------------------
                                         TOTAL INVESTMENTS--97.7%
                                         (Cost: $540,818)                                                663,193
                                         -----------------------------------------------------------------------
                                         OTHER ASSETS, LESS LIABILITIES--2.3%                             15,725
                                         -----------------------------------------------------------------------
                                         NET ASSETS--100%                                               $678,918
                                         -----------------------------------------------------------------------

At April 30, 1998, the Fund's portfolio of investments had the following industry diversification (dollars in thousands):

                                                                 VALUE        %
---------------------------------------------------------------------------------
Finance                                                         $182,940     26.9
---------------------------------------------------------------------------------
Consumer Cyclicals                                                93,894     13.9
---------------------------------------------------------------------------------
Capital Goods                                                     81,640     12.0
---------------------------------------------------------------------------------
Utilities                                                         68,219     10.0
---------------------------------------------------------------------------------
Energy                                                            55,617      8.2
---------------------------------------------------------------------------------
Consumer Staples                                                  39,260      5.9
---------------------------------------------------------------------------------
Technology                                                        38,164      5.6
---------------------------------------------------------------------------------
Health Care                                                       29,113      4.3
---------------------------------------------------------------------------------
Basic Industries                                                  23,398      3.4
---------------------------------------------------------------------------------
Transportation                                                    12,336      1.8
---------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                              624,581     92.0
---------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS AND OTHER NET ASSETS                     54,337      8.0
---------------------------------------------------------------------------------
NET ASSETS                                                      $678,918    100.0
---------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

Based on the cost of investments of $540,818,000 for federal income tax purposes at April 30, 1998, the gross unrealized appreciation was $138,927,000, the gross unrealized depreciation was $16,552,000 and the net unrealized appreciation on investments was $122,375,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1998 (unaudited)
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $540,818)                                                $663,193
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                38,550
------------------------------------------------------------------------
  Fund shares sold                                                 1,137
------------------------------------------------------------------------
  Dividends                                                        2,631
------------------------------------------------------------------------
    TOTAL ASSETS                                                 705,511
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Cash overdraft                                                     6,224
------------------------------------------------------------------------
Payable for:
  Investments purchased                                           18,838
------------------------------------------------------------------------
  Fund shares redeemed                                               272
------------------------------------------------------------------------
  Management fee                                                     416
------------------------------------------------------------------------
  Distribution services fee                                          116
------------------------------------------------------------------------
  Administrative services fee                                        142
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             526
------------------------------------------------------------------------
  Trustees' fees                                                      59
------------------------------------------------------------------------
    Total liabilities                                             26,593
------------------------------------------------------------------------
NET ASSETS                                                      $678,918
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $485,997
------------------------------------------------------------------------
Undistributed net realized gain on investments and foreign
currency transactions                                             71,520
------------------------------------------------------------------------
Net unrealized appreciation on investments and assets and
liabilities in foreign currencies                                122,322
------------------------------------------------------------------------
Accumulated net investment loss                                     (921)
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $678,918
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($476,390 / 34,354 shares outstanding)                          $13.87
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                     $14.72
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($159,690 / 11,664 shares outstanding)                          $13.69
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($22,919 / 1,673 shares outstanding)                            $13.70
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($19,919 / 1,436 shares outstanding)                            $13.87
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED APRIL 30, 1998 (unaudited)
(IN THOUSANDS)

-----------------------------------------------------------------------
 INVESTMENT INCOME
-----------------------------------------------------------------------
  Dividends                                                     $ 4,118
-----------------------------------------------------------------------
  Interest                                                        1,491
-----------------------------------------------------------------------
                                                                  5,609
-----------------------------------------------------------------------
  Less foreign taxes withheld                                       566
-----------------------------------------------------------------------
    Total investment income                                       5,043
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  2,268
-----------------------------------------------------------------------
  Administrative services fee                                       715
-----------------------------------------------------------------------
  Distribution services fee                                         631
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses          1,993
-----------------------------------------------------------------------
  Professional fees                                                  64
-----------------------------------------------------------------------
  Reports to shareholders                                           166
-----------------------------------------------------------------------
  Trustees' fees and other                                           68
-----------------------------------------------------------------------
    Total expenses                                                5,905
-----------------------------------------------------------------------
NET INVESTMENT LOSS                                                (862)
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-----------------------------------------------------------------------

  Net realized gain on sales of investments and foreign
  currency transactions                                          71,915
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments and
  assets and liabilities in foreign currencies                   17,759
-----------------------------------------------------------------------
Net gain on investments                                          89,674
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $88,812
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  SIX MONTHS
                                                                    ENDED                  YEAR ENDED
                                                                APRIL 30, 1998            OCTOBER 31,
                                                                 (UNAUDITED)                  1997
----------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------------
  Net investment loss                                              $   (862)                $ (1,231)
----------------------------------------------------------------------------------------------------
  Net realized gain                                                  71,915                   29,101
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                              17,759                   37,579
----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 88,812                   65,449
----------------------------------------------------------------------------------------------------
Net equalization charges                                               (113)                    (309)
----------------------------------------------------------------------------------------------------
  Distribution from net investment income                            (2,671)                  (4,092)
----------------------------------------------------------------------------------------------------
  Distribution from net realized gain                               (25,096)                 (27,136)
----------------------------------------------------------------------------------------------------
Total dividends to shareholders                                     (27,767)                 (31,228)
----------------------------------------------------------------------------------------------------
Net increase from capital share transactions                         29,917                   81,914
----------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                         90,849                  115,826
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------------------------

Beginning of period                                                 588,069                  472,243
----------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net
investment income of $2,725 for year ended October 31, 1997)       $678,918                 $588,069
----------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1    DESCRIPTION OF THE      Kemper International Fund is an open-end management
     FUND                    investment company organized as a business trust
                             under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT             INVESTMENT VALUATION. Investments are stated at
     ACCOUNTING POLICIES     value. Portfolio securities that are traded on a
                             domestic securities exchange are valued at the last sale price on that exchange or, if there is no recent sale price available, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates. All other securities not so traded are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation.
                             Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rates of exchange are determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

NOTES TO FINANCIAL STATEMENTS

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended April 30, 1998.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH       INVESTMENT MANAGER COMBINATION. Effective December
     AFFILIATES              31, 1997, Zurich Insurance Company, the parent of
                             Zurich Kemper Investments, Inc. (ZKI), acquired a majority interest in Scudder, Stevens & Clark, Inc.
                             (Scudder), another major investment manager. As a result of this transaction, the operations of ZKI were combined with Scudder to form a new global investment organization named Scudder Kemper
                             Investments, Inc. (Scudder Kemper). The transaction resulted in the termination of the Fund's investment management agreement with ZKI, however, a new investment management agreement between the Fund and Scudder Kemper was approved by the Fund's
                             Board of Trustees and by the Fund's shareholders.
                             The new management agreement, which was effective
                             December 31, 1997, is the same in all material respects as the previous management agreement, except that Scudder Kemper is the new investment adviser to the Fund. In addition, the names of the Fund's principal underwriter and shareholder service agent were changed to Kemper Distributors, Inc. (KDI) and Kemper Service Company (KSvC), respectively.

NOTES TO FINANCIAL STATEMENTS


                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper and pays a management fee at an annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $2,268,000 for the six months ended April 30, 1998.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with KDI. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                        COMMISSIONS     COMMISSIONS
                                                                        RETAINED BY   ALLOWED BY KDI
                                                                            KDI          TO FIRMS
                                                                        -----------   ---------------
                             Six months ended April 30, 1998              $38,000         457,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares for the six months ended April 30, 1998 are as follows:

                                                                  DISTRIBUTION FEES      COMMISSIONS AND
                                                                       AND CDSC        DISTRIBUTION FEES PAID
                                                                  RECEIVED BY KDI       BY KDI TO FIRMS
                                                                 -----------------   ----------------------
                             Six months ended April 30, 1998             $777,000         762,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                     ASF PAID BY THE   ASF PAID BY KDI
                                                                       FUND TO KDI         TO FIRMS
                                                                    ---------------   ----------------
                             Six months ended April 30, 1998             $715,000         715,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $1,155,000 for the six months ended April 30, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the six months ended April 30, 1998, the Fund made no payments to its officers and incurred trustees' fees of $13,000 to independent trustees.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended April 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $286,632

                             Proceeds from sales                         267,037

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                 SIX MONTHS ENDED                     YEAR ENDED
                                                                  APRIL 30, 1998                   OCTOBER 31, 1997
                                                              -----------------------           -----------------------
                                                              SHARES         AMOUNT             SHARES         AMOUNT
                                        SHARES SOLD
                                        Class A                25,961       $ 342,492            14,874       $ 187,364
                                       --------------------------------------------------------------------------------
                                        Class B                 2,962          38,754             8,424         106,475
                                       --------------------------------------------------------------------------------
                                        Class C                 1,721          22,854             1,156          14,610
                                       --------------------------------------------------------------------------------
                                        Class I                   446           6,059             1,171          14,846
                                       --------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                 1,538          18,355             2,001          22,720
                                       --------------------------------------------------------------------------------
                                        Class B                   505           5,970               509           5,790
                                       --------------------------------------------------------------------------------
                                        Class C                    57             669                42             481
                                       --------------------------------------------------------------------------------
                                        Class I                    81             964               101           1,173
                                       --------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (25,983)       (344,302)          (14,522)       (184,532)
                                       --------------------------------------------------------------------------------
                                        Class B                (2,708)        (35,196)           (5,205)        (66,707)
                                       --------------------------------------------------------------------------------
                                        Class C                (1,437)        (19,073)             (486)         (6,267)
                                       --------------------------------------------------------------------------------
                                        Class I                  (569)         (7,629)           (1,094)        (14,039)
                                       --------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   539           7,031               433           5,529
                                       --------------------------------------------------------------------------------
                                        Class B                  (545)         (7,031)             (438)         (5,529)
                                       --------------------------------------------------------------------------------
                                        NET INCREASE
                                        FROM CAPITAL SHARE
                                        TRANSACTIONS                        $  29,917                         $  81,914
                                       --------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                           -------------------------------------------
                                                           CLASS A
                                           -------------------------------------------
                                           SIX MONTHS
                                              ENDED         YEAR ENDED OCTOBER 31,
                                            APRIL 30,    -----------------------------
                                              1998       1997    1996    1995    1994
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $12.68      11.96   10.59   11.13   10.56
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (.01)        --     .04     .07      --
--------------------------------------------------------------------------------------
  Net realized and unrealized gain             1.83       1.52    1.50     .05     .86
--------------------------------------------------------------------------------------
Total from investment operations               1.82       1.52    1.54     .12     .86
--------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .08        .12     .12      --      --
--------------------------------------------------------------------------------------
  Distribution from net realized gain           .55        .68     .05     .66     .29
--------------------------------------------------------------------------------------
Total dividends                                 .63        .80     .17     .66     .29
--------------------------------------------------------------------------------------
Net asset value, end of period               $13.87      12.68   11.96   10.59   11.13
--------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 15.14%     13.49   14.70    1.69    8.32
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                       1.66%      1.57    1.64    1.57    1.54
--------------------------------------------------------------------------------------
Net investment income                           .13%       .16     .34     .83     .02
--------------------------------------------------------------------------------------

                                           -------------------------------------------------
                                                                CLASS B
                                           -------------------------------------------------
                                           SIX MONTHS     YEAR ENDED OCTOBER
                                              ENDED               31,             MAY 31 TO
                                            APRIL 30,    ---------------------   OCTOBER 31,
                                              1998       1997    1996    1995       1994
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $12.50      11.81   10.46   11.09      10.58
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                          (.05)      (.12)   (.06)   (.02)      (.04)
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain             1.79       1.51    1.47     .05        .55
-----------------------------------------------------------------------------------------
Total from investment operations               1.74       1.39    1.41     .03        .51
-----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        --        .02     .01      --         --
-----------------------------------------------------------------------------------------
  Distribution from net realized gain           .55        .68     .05     .66         --
-----------------------------------------------------------------------------------------
Total dividends                                 .55        .70     .06     .66         --
-----------------------------------------------------------------------------------------
Net asset value, end of period               $13.69      12.50   11.81   10.46      11.09
-----------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 14.61%     12.32   13.59     .84       4.82
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                       2.61%      2.57    2.53    2.50       2.58
-----------------------------------------------------------------------------------------
Net investment loss                            (.84)%     (.84)   (.55)   (.10)      (.97)
-----------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                             ------------------------------------------------
                                                                   CLASS C
                                             ------------------------------------------------
                                             SIX MONTHS    YEAR ENDED OCTOBER
                                               ENDED               31,             MAY 31 TO
                                             APRIL 30,    ---------------------   OCTOBER 31,
                                                1998      1997    1996    1995       1994
------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------
Net asset value, beginning of period           $12.51     11.81   10.46   11.09      10.58
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                            (.06)     (.09)   (.06)   (.02)      (.04)
------------------------------------------------------------------------------------------
  Net realized and unrealized gain               1.80      1.49    1.47     .05        .55
------------------------------------------------------------------------------------------
Total from investment operations                 1.74      1.40    1.41     .03        .51
------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income          --       .02     .01      --         --
------------------------------------------------------------------------------------------
  Distribution from net realized gain             .55       .68     .05     .66         --
------------------------------------------------------------------------------------------
Total dividends                                   .55       .70     .06     .66         --
------------------------------------------------------------------------------------------
Net asset value, end of period                 $13.70     12.51   11.81   10.46      11.09
------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   14.60%    12.45   13.59     .84       4.82
------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------
Expenses                                         2.55%     2.49    2.50    2.50       2.52
------------------------------------------------------------------------------------------
Net investment loss                              (.78)%    (.76)   (.52)   (.10)      (.91)
------------------------------------------------------------------------------------------

                                             ----------------------------------------
                                                             CLASS I
                                             ----------------------------------------
                                             SIX MONTHS    YEAR ENDED
                                               ENDED       OCTOBER 31,     JULY 3 TO
                                             APRIL 30,    -------------   OCTOBER 31,
                                                1998      1997    1996       1995
----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------
Net asset value, beginning of period           $12.72     11.99   10.61      10.09
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           .03       .07     .10        .04
----------------------------------------------------------------------------------
  Net realized and unrealized gain               1.82      1.53    1.48        .48
----------------------------------------------------------------------------------
Total from investment operations                 1.85      1.60    1.58        .52
----------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income         .15       .19     .15         --
----------------------------------------------------------------------------------
  Distribution from net realized gain             .55       .68     .05         --
----------------------------------------------------------------------------------
Total dividends                                   .70       .87     .20         --
----------------------------------------------------------------------------------
Net asset value, end of period                 $13.87     12.72   11.99      10.61
----------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   15.41%    14.19   15.19       5.15
----------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------
Expenses                                         1.08%     1.04    1.10        .85
----------------------------------------------------------------------------------
Net investment income                             .71%      .69     .88       1.32
----------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS               YEAR ENDED OCTOBER 31,
                                                      ENDED        -----------------------------------------
                                                 APRIL 30, 1998     1997      1996      1995      1994
------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)          $678,918       588,069   472,243   364,708   418,282
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                      90%           76       104       114       103
--------------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the six months ended April 30, 1998 and years ended October 31, 1997 and 1996 were $.0538, $.0130 and $.0182, respectively. Foreign commissions usually are lower than U.S. commissions when expressed as cents per share due to the lower per share price of many non-U.S. securities.
--------------------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Per share data for the years ended 1995 and 1996 were determined based on average shares outstanding. Data for the period ended April 30, 1998 is unaudited.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 3, 1997, a special shareholders' meeting was held and adjourned as necessary. Kemper International Fund shareholders were asked to vote on six separate issues: election of the nine members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of new investment management agreement with Scudder Kemper Investments, Inc., approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure, approval of a new sub-advisory agreement with Zurich Investment Management Limited and approval of a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc., for Class B shares and Class C shares. The following are the results for each issue:

1) Election of Trustees

                                For       Withheld

   David W. Belin            24,228,733   456,654

   Lewis A. Burnham          24,253,457   431,930

   Donald L. Dunaway         24,250,826   434,560

   Robert B. Hoffman         24,253,118   432,268

   Donald R. Jones           24,247,576   437,810

   Shirley D. Peterson       24,226,040   459,346

   Daniel Pierce             24,237,844   447,542

   William P. Sommers        24,254,307   431,079

   Edmond D. Villani         24,232,318   453,068

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

       For       Against     Abstain

   24,027,025   188,028     470,333

3) Approval of a new investment management agreement with Scudder Kemper Investments, Inc.

      For      Against   Abstain

   23,517,145  368,673   708,678

4) Approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure.

       For       Against     Abstain

   21,822,495   927,713     1,439,588

5) Approval of a new sub-advisory agreement with Zurich Investment Management Limited.

      For      Against   Abstain

   23,216,895  504,273   873,328

6) To approve a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc.

               For      Against   Abstain

   Class B  5,292,014   123,359   227,341

   Class C    638,435     2,006    21,216

TRUSTEES & OFFICERS

TRUSTEES                                        OFFICERS

DANIEL PIERCE                                   MARK S. CASADY
Chairman and Trustee                            President

DAVID W. BELIN                                  PHILIP J. COLLORA
Trustee                                         Vice President and
                                                Secretary

LEWIS A. BURNHAM                                JOHN R. HEBBLE
Trustee                                         Treasurer

DONALD L. DUNAWAY                               JERALD K. HARTMAN
Trustee                                         Vice President

ROBERT B. HOFFMAN                               THOMAS W. LITTAUER
Trustee                                         Vice President

DONALD R. JONES                                 ANN M. MCCREARY
Trustee                                         Vice President

SHIRLEY D. PETERSON                             KATHRYN L. QUIRK
Trustee                                         Vice President

WILLIAM P. SOMMERS                              STEVEN H. REYNOLDS
Trustee                                         Vice President

EDMOND D. VILLANI                               LINDA J. WONDRACK
Trustee                                         Vice President

                                                MAUREEN E. KANE
                                                Assistant Secretary

                                                CAROLINE PEARSON
                                                Assistant Secretary

                                                ELIZABETH C. WERTH
                                                Assistant Secretary

--------------------------------------------------------------------------------
LEGAL COUNSEL                      VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                   222 North LaSalle Street
                                   Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                        KEMPER SERVICE COMPANY
SERVICE AGENT                      P.O. Box 419557
                                   Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                      INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                     801 Pennsylvania
                                   Kansas City, MO 64105
--------------------------------------------------------------------------------
FOREIGN CUSTODIAN                  THE CHASE MANHATTAN BANK
                                   Chase Metro Center
                                   Brooklyn, NY 11245
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER              KEMPER DISTRIBUTORS, INC.
                                   222 South Riverside Plaza   Chicago, IL 60606
                                   www.kemper.com

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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)


Printed on recycled paper in the U.S.A.
This report is not to be distributed unless preceded or accompanied by a Kemper Global and International
Funds prospectus.

KIF - 3 (6/98) 1048330